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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 2, 1998
                                                 -----------------------------


                               LA-MAN CORPORATION
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             (Exact name of registrant as specified in its charter)



            Nevada                  0-14427               33-2286268
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(State or other jurisdiction      (Commission           (IRS Employer
of incorporation)                  File Number)        Identification No.)


  5029 Edgewater Drive, Orlando, Florida                     32810
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code          (407) 521-7477
                                                    ----------------------------



                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

MERGER FINANCING.
----------------

On March 2, 1998, La-Man Corporation (the "Company") consummated a series of transactions with Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation, and Renaissance US Growth & Income Trust PLC, a public limited company registered in England and Wales (individually, "Lender" and, collectively, "Lenders"), that yielded gross proceeds to the Company of $4,500,000. The transactions with the Lenders were as follows:

     1.   Convertible Loan Agreement.
          --------------------------

          Pursuant to a Convertible Loan Agreement between the Company and the Lenders dated as of March 2, 1998 ("Convertible Loan Agreement"), each of the Lenders purchased from the Company $1,750,000 principal amount of the Company's 8.75% Convertible Debentures Due March 2, 2005 ("Debentures"). If not sooner redeemed or converted, the Company is required to pay to the holders of the Debentures, commencing March 2, 2001 and continuing on the first day of each successive month thereafter prior to maturity, mandatory principal redemption installments in the amount of $10.00 per $1,000 of the then remaining principal amount of the Debentures. The Debentures are redeemable at the option of the holders under certain conditions, such as a change in control of the Company's voting stock, or delisting of the Company's common stock. The Debentures are also redeemable at the option of the Company on any interest payment date at 101% of par together with accrued and unpaid interest if the Company's common stock maintains a certain average trading price for a period prior to the delivery of the redemption notice and the average daily trading volume of the Company's common stock maintains a specified average for a period prior to the redemption notice. Holders of the Debentures have the right at any time to convert all, or multiples of $100,000, of the Debentures into common stock of the Company at an initial conversion price of $4.75 per share, subject to adjustment as provided by the terms of the Debentures. The Convertible Loan Agreement provides holders of the Debentures both demand and piggyback registration rights with respect to the shares of common stock issuable upon conversion of the Debentures, and also obligates the Company to file a shelf registration statement covering such shares not later than March 2, 1999. The Convertible Loan Agreement also contains certain covenants requiring the Company to maintain various financial ratios on a quarterly basis. Copies of the Convertible Loan Agreement and the Debentures are filed with this Report as Exhibits
                                                                     --------
          10.1, 10.2 and 10.3, respectively.
          -------------------

     2.   Sale of Common Stock.
          --------------------

          On March 2, 1998, the Company also issued and sold to each of the Lenders 115,741 shares of the Company's common stock in a private offering for total gross proceeds to the Company of $1,000,000.

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     3.   Common Stock Purchase Warrants.
          ------------------------------

          As additional consideration for the Lenders' purchase of the Debentures and common stock, the Company granted each of the Lenders a warrant to purchase 100,000 shares of the Company's common stock at the exercise price of $4.32 per share, in whole or in part at any time through March 2, 2003. The exercise price of the warrants is subject to customary anti-dilution adjustments. Copies of the Stock Purchase Warrants are filed with this Report as Exhibits 10.4 and 10.5,
                                                 ----------------------
          respectively.


     4.   Lock-Up Agreements.
          ------------------

          As a condition to the purchase of the Debentures and the common stock, the Lenders also required that Messrs. J. Melvin Stewart, the Chairman of the Company's Board of Directors, and J. William Brandner, the Company's President and Chief Executive Officer, enter into agreements not to sell or otherwise dispose of any shares of the Company's common stock beneficially owned or controlled by them prior to March 2, 1999 and, for the 12-month period thereafter, only to sell or dispose of such shares pursuant to SEC Rule 144. Copies of the respective Lock-Up Agreements are filed with this Report as Exhibits 10.6 and 10.7,
                                                   ----------------------
          respectively.


     The obligations of the Company under the Convertible Loan Agreement and the Debentures are secured by a pledge to the Lenders of all of the outstanding shares of capital stock of the Company's subsidiaries pursuant to a Pledge Agreement dated as of March 2, 1998 between the Company and the Lenders, the joint and several guarantees of each of the Company's subsidiaries, and security interests in various tangible and intangible personal assets of the Company and its subsidiaries. Copies of the Pledge Agreement, the Security Agreement between the Company and the Lenders, the form of Continuing Guaranty of each of the Company's subsidiaries, and the form of Security Agreement executed and delivered by each of such subsidiaries to the Lenders, are filed with this Report as Exhibits 10.8, 10.9, 10.10 and 10.11, respectively.
          ------------------------------------

     On February 18, 1998, the Company acquired Electronic Sign Corporation, a California corporation ("ESC"), pursuant to a merger of ESC into Ad Art Displays, Inc., a wholly owned Florida subsidiary of the Company ("Ad Art"). The proceeds from the transactions with the Lenders were used in part to retire ESC indebtedness of $3 million to certain of its former shareholders and to provide working capital to Ad Art.

AMENDMENTS TO LA-MAN CORPORATION STOCK OPTION AND APPRECIATION RIGHTS PLAN.
--------------------------------------------------------------------------

     Effective August 29, 1997, the Company's Board of Directors adopted Amendment No. 2 to the Company's 1992 Stock Option and Appreciation Rights Plan, as amended (the "1992 Plan"). This amendment modified Section 2.5 of the 1992 Plan to increase from 2,000 to 10,000 the number of options granted annually to non-employee directors and to change the time of grant of such options from June of each year to the date as soon as practicable following each annual meeting of the Company's shareholders.

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     Also effective August 29, 1997, the Company's Board of Directors approved
Amendment No. 3 to the 1992 Plan. This amendment modified Section 6.4 of the 1992 Plan by requiring that Non-Qualified Options outstanding upon death of an optionee must be exercised by optionee's heirs within six months following the date of the optionee's death. Amendment No. 3 also modified Section 7.6 of the 1992 Plan by providing for exercise of options by surrendering such options and receiving in exchange an amount equal to the difference between the then fair market value of the shares of the Company's common stock issuable upon exercise of the options surrendered and the option price payable upon exercise of the option or portion thereof surrendered.

     Copies of Amendment No. 2 and Amendment No. 3 to the 1992 Plan are filed with this Report as Exhibits 10.12 and 10.13, respectively.
                    ------------------------

AMENDMENT TO LA-MAN CORPORATION AMENDED AND RESTATED 1994 EMPLOYEE AND
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CONSULTANT STOCK COMPENSATION PLAN
----------------------------------

     Effective August 29, 1997, the Board of Directors of the Company adopted Amendment No. 2 to the La-Man Corporation Amended and Restated 1994 Employee and Consultant Stock Compensation Plan, as amended (the "1994 Plan"). This amendment added certain procedures relative to exercise of options granted under the 1994 Plan, including provisions that permit optionees to surrender options in exchange for a number of shares equal to the difference between the fair market value of the shares issuable upon exercise of the options and the option price payable upon the exercise of such options. The amendment also provides that in the event the employment or service of an option holder by the Company terminates as the result of disability, any outstanding options terminate on the earlier of the applicable expiration date of such options or 12 months following the date of such termination of employment or service. Also, any options held by a person at the time of such person's death must be exercised by his heirs or estate prior to the earlier of the applicable expiration date of such options or six months following the date of death (or such shorter time as may be provided in the applicable option agreement). A copy of Amendment No. 2 to the 1994 Plan is filed with this Report as Exhibit 10.14.
                             -------------

The above summaries of the terms and provisions of the above-described documents are qualified in their entirety by reference to the actual terms and provisions of such documents.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          10.1 Convertible Loan Agreement Dated March 2, 1998 by and between La-Man Corporation and Renaissance Capital Growth & Income Fund III, Inc., Renaissance US Growth & Income Trust PLC and Renaissance Capital Group, Inc.

          10.2 8.75% Convertible Debenture Due March 2, 2005 issued to Renaissance Capital Growth & Income Fund III, Inc.

          10.3 8.75% Convertible Debenture Due March 2, 2005 issued to Renaissance US Growth & Income Trust PLC

          10.4 Stock Purchase Warrant issued to Renaissance Capital Growth & Income Fund III, Inc.

          10.5 Stock Purchase Warrant issued to Renaissance US Growth & Income Trust PLC

          10.6  J. William Brandner Lock-Up Agreement

          10.7  J. Melvin Stewart Lock-Up Agreement

          10.8 Pledge Agreement dated March 2, 1998 between La-Man Corporation and Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC

          10.9 Security Agreement dated March 2, 1998 between La-Man Corporation and Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC

          10.10 Form of Subsidiary Continuing Guaranty

          10.11 Form of Subsidiary Security Agreement

          10.12 Amendment No. 2 to La-Man Corporation 1992 Stock Option and Appreciation Rights Plan, as amended

          10.13 Amendment No. 3 to La-Man Corporation 1992 Stock Option and Appreciation Rights Plan, as amended

          10.14 Amendment No. 2 to La-Man Corporation Amended and Restated
                1994 Employee and Consultant Stock Compensation Plan, as amended

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LA-MAN CORPORATION
                                            (REGISTRANT)


Date: March 11, 1998                        By: /s/ Todd D. Thrasher
                                                --------------------------------
                                                Todd D. Thrasher
                                                Vice President, Treasurer (CFO)
                                                and Assistant Secretary

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